UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Event: May 13, 2011

MASTERBEAT CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	333-144982	26-0252191
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

120 Wall Street
Suite 2401
New York, New York 10016
(Address of principal executive offices)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17  CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17  CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the  Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the  Exchange Act (17 CFR 240.13e-4(c))

 ITEM 5.02 - DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS

 On May 13, 2011, Dick Wingate, resigned as Chairman of the Board of Directors.  His resignation was not the result of any disagreement with us on any matter relating to operations, policies or practices, including accounting or financial policies.

SIGNATURE

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

MASTERBEAT CORPORATION

Date: May 18, 2011	/s/ Chris Messalas
Chris Messalas, Chief Executive Officer

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